                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                Amendment No. 2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2000


                         VPN COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






            NEVADA                     33-19345-LA                33-0943718
-------------------------------    -------------------       ------------------
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)





          3200 BRISTOL STREET, SUITE 725, COSTA MESA, CALIFORNIA 92626
          ------------------------------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (714) 540-4444



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS OR EXHIBITS.

         a.       FINANCIAL STATEMENTS.

                  1. Audited Financial Statements of VPNCOM.NET Corporation for the periods ended September 30, 1999 and March 1, 2000.

                  2. Pro Forma Statement of Operations for the Company, as of December 31, 1999.


         b.       EXHIBITS.

                           None

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DATE:   JUNE 20, 2000                       VPN COMMUNICATIONS CORPORATION

                                              /s/ E.G. MARCHI
                                              ---------------------------
                                                  E. G. Marchi, President

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
VPNCOM.NET

         We have audited the accompanying balance sheets of VPNCOM.NET as of March 1, 2000 and September 30, 1999 and the related statements of operations, stockholders' deficit and cash flows for the five months period ended March 1, 2000 and twelve months period ended September 30, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VPNCOM.NET as of March 1, 2000 and September 30, 1999 and the results of its operations and its cash flows for the five months period ended March 1, 2000 and twelve months period ended September 30, 1999, in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 3 to the financial statements, the company has suffered losses from operations since inception. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kabani & Company, Inc.
Fountain Valley, California
June 9, 2000

                                   VPNCOM.NET
                                 BALANCE SHEETS
                       MARCH 1, 2000 AND SEPTEMBER 30, 1999


                                                                         ASSETS
CURRENT ASSETS:                                             MARCH 1, 2000    SEPTEMBER 30, 1999
                                                            -------------    ------------------
         Cash & cash equivalent                                $  7,100           $  9,369
         Accounts receivable, net of allowance for
               Bad debts of $13,115 at March 1, 2000             10,325               --
               Inventory                                          1,121               --
         Prepaid Expenses                                        22,000               --
                                                               --------           --------
                       Total current assets                      40,546              9,369


PROPERTY AND EQUIPMENT, NET                                      74,854               --

OTHER ASSETS:

         Note Receivable                                        143,109            103,500

                                                               --------           --------
                                                               $258,509           $112,869
                                                               ========           ========


                                                     LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:

         Accounts payable                                      $ 77,869           $     --
         Accrued expenses                                        69,195             16,015
         Loan payable-Related parties                           211,944             60,413
         Loan payable-Others                                     51,020             51,000
                                                               --------           --------
                  Total current liabilities                    $410,028           $127,428

COMMITMENTS

STOCKHOLDERS' DEFICIT

         Common stock, no par value;
               25,000 shares authorized; 1000 shares
               issued and outstanding                            40,675             40,675
         Accumulated deficit                                   (192,194)           (55,234)
         Total stockholders' deficit                           (151,519)           (14,559)
                                                               --------           --------
                                                               $258,509           $112,869
                                                               ========           ========


   The accompanying notes are an integral part of these financial statements.

                                   VPNCOM.NET
                            STATEMENTS OF OPERATIONS
                FOR THE FIVE MONTHS PERIOD ENDED MARCH 1, 2000 &
                  TWELVE MONTHS PERIOD ENDED SEPTEMBER 30, 1999

                                                                                                      SEPTEMBER 30,
                                                                         MARCH 1, 2000                    1999
                                                                   ---------------------------    ----------------------
  NET REVENUE                                                     $          25,891              $          -

  COST OF REVENUE                                                            44,165                         -

                                                                   ---------------------------    ----------------------
  GROSS LOSS                                                                (18,274)                        -

  Total Operating Expenses                                                  120,117                      22,705

                                                                   ---------------------------    ----------------------
  LOSS FROM OPERATIONS                                                     (138,391)                    (22,705)

  Non-Operating Income (expense):
                    Interest expense                                        (3,590)                      (3,220)
                    Other income                                               -                          8,966
                    Gain on sale of assets                                   5,821
                    Loss on retirement of assets                               -                        (37,475)
                                                                   ---------------------------    ----------------------
  Total Non-Operating Income (Expenses)                                      2,231                      (31,729)

                                                                   ---------------------------    ----------------------
  LOSS BEFORE INCOME TAXES                                                 (136,160)                    (54,434)

  Provision for income taxes                                                  800                          800

                                                                   ---------------------------    ----------------------
  NET LOSS                                                        $        (136,960)             $      (55,234)
                                                                   ===========================    ======================

  BASIC & DILUTED WEIGHTED AVERAGE NUMBER OF

                                                                   ---------------------------    ----------------------
      COMMON STOCK OUTSTANDING                                               1,000                        1,000
                                                                   ===========================    ======================

                                                                   ---------------------------    ----------------------
  BASIC AND DILUTED NET LOSS PER SHARE                            $         (136.96)             $       (55.23)
                                                                   ===========================    ======================


   The accompanying notes are an integral part of these financial statements.

                                   VPNCOM.NET
                       STATEMENTS OF STOCKHOLDERS' DEFICIT
                FOR THE FIVE MONTHS PERIOD ENDED MARCH 1, 2000 &
                  TWELVE MONTHS PERIOD ENDED SEPTEMBER 30, 1999

                                                                      Common Stock
                                                        ---------------------------------------                        TOTAL
                                                          NUMBER OF                              ACCUMULATED       STOCKHOLDERS'
                                                            SHARES                 AMOUNT          DEFICIT            DEFICIT
                                                        ---------------          -----------  ------------------ -------------------
 Issuance of Shares                                         1,000               $    40,675   $          -         $      40,675

 Net Loss for year ended September 30, 1999                                                        (55,234)              (55,234)

                                                        ----------------------------------------------------------------------------
 BALANCE, SEPTEMBER 30, 1999                                1,000                    40,675        (55,234)              (14,559)

 Net Loss for period ended March 1, 2000                                                          (136,960)             (136,960)

                                                        ----------------------------------------------------------------------------
 BALANCE, MARCH 1, 2000                                     1,000               $    40,675   $   (192,194)        $    (151,519)
                                                        ============================================================================


   The accompanying notes are an integral part of these financial statements.

                                   VPNCOM. NET
                            STATEMENTS OF CASH FLOWS
                FOR THE FIVE MONTHS PERIOD ENDED MARCH 1, 2000 &
                  TWELVE MONTHS PERIOD ENDED SEPTEMBER 30, 1999

                                                                                                                     SEPTEMBER 30,
                                                                                                  MARCH 1, 2000           1999
                                                                                                ------------------- ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:

      Net Loss                                                                                 $   (136,960)      $    (55,234)
      Adjustments to reconcile net loss to net cash used in
      operating activities:
                           Depreciation and amortization                                              3,542                  -
                           (Gain) loss on disposal of equipment                                      (5,821)            37,475
                           (Increase) / decrease in current assets:
                                  Accounts receivable                                               (10,325)                 -
                                  Inventory                                                          (1,121)                 -
                                  Prepaid expenses                                                  (22,000)                 -
                           Increase / (decrease) in current liabilities:

                                  Accounts payable                                                   77,869                  -
                                  Accrued expenses                                                   53,180             16,015
                                                                                                ------------------- ----------------
                           Net cash used in operating activities                                    (41,636)            (1,744)
                                                                                                ------------------- ----------------
CASH FLOWS FROM FINANCING ACTIVITIES:

                           Net proceeds from Loans                                                  151,551            111,413
                           Proceeds from sale of common stock                                             -              3,200
                           Note receivable                                                          (39,609)          (103,500)
                                                                                                ------------------- ----------------
                           Net cash provided by financing activities                                111,942             11,113
CASH FLOWS FROM INVESTING ACTIVITIES

                           Acquisition of property & equipment                                      (72,575)                 -
                                                                                                ------------------- ----------------

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENT                                                    (2,269)             9,369
CASH & CASH EQUIVALENT, BEGINNING BALANCE                                                             9,369                  0
                                                                                                ------------------- ----------------
CASH & CASH EQUIVALENT, ENDING BALANCE                                                         $      7,100        $     9,369
                                                                                                =================== ================
SUPPLEMENTAL INFORMATION:

        CASH PAID FOR INTEREST                                                                 $        0          $        0
                                                                                                =================== ================
        CASH PAID FOR INCOME TAXES                                                             $        0          $        0
                                                                                                =================== ================

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITY

     In the year ended September 30, 1999, the company received contribution to equity from a shareholder of $37,475 in form of equipment.

   The accompanying notes are an integral part of these financial statements.

                                   VPNCOM.NET
                          NOTES TO FINANCIAL STATEMENTS
                      MARCH 1, 2000 AND SEPTEMBER 30, 1999

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

          VPNCOM.NET ("the Company"), formerly "City Pacific International U.S.A., Inc.", was incorporated in the state of Nevada on July 15, 1997 to provide telecommunications products and services for commercial and residential customers and clientele, directly or through joint ventures with strategic partners. The Company's activities from inception until 1998 consisted primarily of reviewing possible business opportunities and acquisitions, and maintaining the business entity. The company had no assets and no operational activities for the fiscal years ended September 30, 1997 and 1998. The company's current activities include providing integrated communications involving virtual private networks and Internet solutions for corporations and multi-dwelling unit properties and entities.

          E-Net Financial Corporation (E-Net) acquired the company on March 19, 1999. On March 1, 2000, E-Net sold all of the shares of the company to Mr. E. G. Marchi, sole proprietor of the management company, VPN Communications, Inc., LLC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

          The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVENTORY

          The inventory consists of Tele-communication items. Inventory is valued utilizing the lower of cost or market value determined on First-in First-out (FIFO) valuation method.

PROPERTY & EQUIPMENT

          Property and equipment is carried at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

INCOME TAXES

          Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

BASIC AND DILUTED NET LOSS PER SHARE

          Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

STOCK-BASED COMPENSATION

          In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the company adopted the new fair value method. The company adopted this standard in 1998 and the implementation of this standard did not have any impact on its financial statements.

FAIR VALUE OF FINANCIAL INSTRUMENTS

          Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

COMPREHENSIVE INCOME

          Statement of financial accounting standards No. 130, Reporting comprehensive income (SFAS No. 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive Income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that are displayed with the same prominence as other financial statements. The company adopted this standard in 1998 and the implementation of this standard did not have a material impact on its financial statements.

REPORTING SEGMENTS

                       Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No.
131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performances. The company adopted this standard in 1998 and the implementation of this standard did not have a material impact on its financial statements.

PENSION AND OTHER BENEFITS

                       In February 1998, the Financing accounting standards board issued statement of financial accounting standards No. 132, Employers' disclosures about pension and other post-retirement benefits (SFAS No. 132), which standardizes the disclosures requirements for pension and other post-retirement benefits. The company adopted this standard in 1998 and the implementation of this standard did not have any impact on its financial statements.

ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

                       In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (ASEC of AICPA) issued Statement of position (SOP) No. 98-1, "Accounting for the costs of computer software developed or obtained for internal use", effective for fiscal years beginning after December 15, 1998. SOP No. 98-1 requires that certain costs of computer software developed or obtained for internal use be capitalized and amortized over the useful life of the related software. The company adopted this standard in fiscal 1999 and the implementation of this standard did not have a material impact on its financial statements.

COSTS OF START-UP ACTIVITIES

                       In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The company adopted this standard in fiscal 1999 and the implementation of this standard did not have a material impact on its financial statements.

ACCOUNTING DEVELOPMENTS

                       In June 1998, the FASB issued SFAS No. 133, "Accounting for derivative instruments and hedging activities", effective for fiscal years beginning after June 15, 1999, which has been deferred to June 30, 2000 by publishing of SFAS No. 137. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. This statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial condition and measure those instruments at fair value. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting designation. The company does not expect that the adoption of this standard will have a material impact on its financial statements.

                                     REVENUE

                       Revenue represents estimated net realizable amounts from clients, third-party payers and others for services rendered and products sold. Revenue was recognized when services were performed or products were delivered to the customers.

                                   ADVERTISING

                       The Company expenses advertising costs as incurred.

3.       GOING CONCERN UNCERTAINTY

                       The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, the Company has incurred net losses from inception to March 1, 2000 of $192,194 including net losses of $136,960 and $55,234 during the five months and twelve months period March 1, 2000 and September 30, 1999, respectively. The continuing losses have adversely affected the liquidity of the Company. Losses are expected to continue for the immediate future. The Company faces continuing significant business risks, including but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.

                       In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

                       Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company has embarked on new marketing methods. The management has put together a sales team to implement its marketing policies. In addition, the Company is actively pursuing potential merger or acquisition candidates and strategic partners which would enhance stockholders' investment. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

4.       PROPERTY AND EQUIPMENT


                                      MARCH 1, 2000    SEPTEMBER 30, 1999
                                     --------------    ------------------

Furniture & fixtures                    $  7,406            $   --
Computer equipment                        69,761                --
                                        --------            ------

                                          77,167                --
Less Accumulated Depreciation             (2,313)               --
                                        --------            ------
                                        $ 74,854            $   --
                                        ========            ======

5.       NOTE RECEIVABLE

                       The company converted an interest in a telecommunication joint venture into a note receivable on September 30, 1999. The company had formed the joint venture with another venturer on equal equity basis on February 25, 1999, to carry on certain telecommunication business. No business was conducted by the venture during this period. The company didn't have any gain or loss on the disposal of its interest in the joint venture. The note is due on demand, unsecured and carries an interest rate of 10% per year beginning March 31, 2000.

6.       ACCRUED EXPENSES

                       Accrued expenses as of March 1, 2000 and September 30, 1999, consist of the following:

                              MARCH 1, 2000    SEPTEMBER 30, 1999
                              -------------    ------------------

Accrued payroll                 $14,272           $    --
Payroll taxes payable             3,002                --
Professional fees                27,500            15,000
Accrued interest                  4,620               215
Other accruals                   19,801               800
                                -------           -------
                                $69,195           $16,015
                                =======           =======

7.       NOTES PAYABLE

                       Notes payable consist of amounts payable to affiliated companies related through common ownership. Notes are due on demand, unsecured and carry an interest rate of 10% per year. Interest expense for the period ended March 1, 2000 and September 30, 1999 was $3,590 and $3,220, respectively.

8.       INCOME TAXES

                       Since the Company has not generated taxable income since inception, no provision for income taxes has been provided (other than minimum franchise taxes paid to the State of California). Differences between income tax benefits computed at the federal and state statutory rate and reported income taxes for the periods ended March 1, 2000 and September 30, 1999 are primarily attributable to the valuation allowance for net operating losses (NOL) and other permanent differences. The net deferred tax (benefit) due to NOL carried forward, as of March 1, 2000 and September 30, 1999, consisted of the following:

                                        MARCH 1, 2000  SEPTEMBER 30, 1999
                                        -------------  ------------------
Deferred tax asset                       $    86,413        $ 24,495
Deferred tax asset valuation allowance       (86,413)        (24,495)
                                         -----------         -------
      Balance                            $        --         $    --
                                         ===========        ========

                        A summary of Net operating losses carried forward and their expiration date is as follows:

                YEAR OF EXPIRATION               NET OPERATING LOSSES
                ------------------               --------------------
                              2014                          $  24,495
                              2015                             61,918
                         ---------                          ---------
                             Total                          $  86,413
                         =========                          =========

The availability of the Company's net operating loss carryforwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company. Therefore, the availability of the Company's net operating loss carryforwards is limited. The provision for income taxes consists of the California state minimum taxes imposed on corporations.

9.       MAJOR CUSTOMERS AND VENDORS

                       During the period ended March 1, 2000, substantially all the revenue was generated from company's five major customers. The Company had accounts receivable due from these customers of $10,325 as of March 1, 2000. The company did not earn any revenue in the year ended September 30, 1999.

                       During the period ended March 1, 2000, the company purchased 94% of its material or services from three major vendors.


10.        SUBSEQUENT EVENTS

                       On April 19, 2000, the company entered into an agreement and plan of reorganization with VPN Communications Corporation, a Nevada corporation (VPNC) and the stockholders of VPNC, whereby VPNC acquired all of the outstanding stock of the company, which became a wholly-owned subsidiary of VPNC. In exchange for the stock of the company, VPNC issued 1,500,000 shares of its common stock to the selling stockholders of the company. The transaction is considered a related party transaction, since the major shareholder of the company is also the major shareholder of VPNC.

                       In April 2000, the company issued 500 shares of common stock as compensation to certain officers of the company.

11.      COMMITMENTS

                       The company has entered into an agreement to lease certain equipment. This lease is treated as an operating lease. Under the lease agreement, the company is required to pay $1684 per month, including tax, for twenty-four months beginning June 2000. At March 1, 2000, the future minimum lease payments for next twelve months approximated $15,155 for the period ending March 1, 2001, $20,207 for the period ending March 1, 2002 and $5,052 for the period ending March 1, 2003.

                       The Company has entered into agreements with E-net Financial.Com Corporation (E-Net), a related party, whereby, E-Net agrees to provide administrative services and certain office equipment for a term of six months beginning on March 1, 2000 and ending on August 31, 2000 for a maximum monthly fee of $20,000.

PRO FORMA STATEMENT OF OPERATIONS
AS OF DECEMBER 31, 1999

(UNAUDITED)

The following unaudited Pro Forma Statement of Operations is derived from the Consolidated Statement of Operations of VPN Communications Corporation for the period ended March 1, 2000 and the audited Statement of Operations of VPNCOM.NET for the period ended March 1, 2000. The unaudited Pro Forma Statement of Operations reflects the acquisition of VPN Communications Corporation (a reporting company) by VPNCOM.NET (a previously non public company) in a reverse merger using the purchase method of accounting and assumes that such acquisition was consumated as of March 1, 2000. The unaudited Pro Forma Statement of Operations should be read in conjunction with the Consolidated Financial Statements of VPN Communications Corporation, the Financial Statements of VPNCOM.NET and the Notes thereto. The Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of VPN Communications Corporation had occured on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the footnotes below, which management believes are reasonable.


                                            VPN
       OPERATIONS STATEMENTS            COMMUNICATIONS                                ADJUSTMENTS FOR
                DATA                     CORPORATION            VPNCOM.NET              ACQUISITION               AS ADJUSTED
-------------------------------         --------------         -----------            ---------------             -----------
Revenue:

   Products & Services                   $                      $  25,891                $                        $    25,891
                                         --------               ---------                ---------                -----------

                                             --                    25,891                                              25,891
                                         --------               ---------                ---------                -----------
Expenses:

   Costs of operations                                            164,282                                             164,282
                                         --------               ---------                ---------                -----------

                                         --------               ---------                ---------                -----------

Loss from Operations                         --                  (138,391)                                           (138,391)
                                         --------               ---------                ---------                -----------
Other Income                                                        5,821                                               5,821

Other Expenses                                                     (3,590)                 (10,101)(1)                (13,691)
                                         --------               ---------                ---------                -----------

Net Loss before Income Tax                   --                  (136,160)                 (10,101)                  (146,261)
                                         --------               ---------                ---------                -----------
Income Taxes                                 (800)                   (800)                                             (1,600)
                                         --------               ---------                ---------                -----------

Net Loss                                 $   (800)              $(136,960)               $ (10,101)               $  (147,861)
                                         ========               =========                =========                ===========

Weighted average common
   stock                                                                                                            6,428,078
                                                                                                                  -----------

Loss per common share                                                                                             $     (0.02)
                                                                                                                  ===========

PRO FORMA BALANCE SHEET
AS OF DECEMBER 31, 1999
(UNAUDITED)


                                                VPN
                                            COMMUNICATIONS                                ADJUSTMENTS FOR
                                             CORPORATION              VPNCOM.NET            ACQUISITION              AS ADJUSTED
                                            --------------            ----------          ---------------            -----------
                       ASSETS
Current Assets

   Cash                                       $        --             $     7,100             $                       $   7,100

   Accounts Receivable                                 --                  10,325                                        10,325
   Marketable & Inventoried
      Securities                                       --                      --                                            --

   Other current assets                                --                  23,121                      --                23,121
                                              -----------             -----------             -----------             ---------

                                                       --                  40,546                      --                40,546

Property & Equipment(net)                              --                  74,854                                        74,854

Other Assets                                    2,071,950                 143,109                 151,519(2)            284,527
                                                                                               (2,071,950)(2)
                                                                                                  (10,101)(1)
                                              -----------             -----------             -----------             ---------
TOTAL ASSETS                                  $ 2,071,950             $   258,509             $(1,930,532)            $ 399,927
                                              ===========             ===========             ===========             =========

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities


   Accounts Payable                           $     4,371             $    77,869             $                       $  82,240

   Accrued Expenses                                   800                  69,195                                        69,995

   Other current liabilities                        2,493                 262,964                                       265,457
                                              -----------             -----------             -----------             ---------
                                                    7,664                 410,028                      --               417,692

Long term debts                                                                                                              --

Stockholders equity
   Preferred Stock                                     --                                                                    --
   Common Stock                                     7,928                  40,675                 (40,675)(2)             7,928

   Paid in Capital                              2,196,321                                      (2,071,950)(2)           176,602
                                                       --                                          52,231(2)
                                                       --
   Retained Earnings (deficit)                   (139,963)               (192,194)                139,963 (2)          (202,295)
                                                                                                  (10,101)(1)
                                              -----------             -----------             -----------             ---------
                                                2,064,286                (151,519)             (1,930,532)              (17,765)
TOTAL LIABILITIES &
   STOCKHOLDERS'                              -----------             -----------             -----------             ---------
   EQUITY (DEFICIT)                             2,071,950                 258,509              (1,930,532)              399,927
                                              ===========             ===========             ===========             =========
                                                       --                      --                      --                    --

Notes:



(1) Represents amortization of goodwill recorded in acquisition of VPNCOM.NET. (refer #2 below)

(2) Acquisition of VPNCOM.NET has been recorded through purchase method of accounting as follows:

                             Assets
                             acquired                              $258,509
                             Liabilities
                             assumed                               (410,028)
                             Direct acquisition costs                    --
                                                                 ----------
                             Goodwill recorded in acquisition      (151,519)
                                                                 ==========

                                                                 ----------
                             Amortization of goodwill (15 years)   $(10,101)
                                                                 ==========